FAIR VALUE MEASUREMENTS	6 Months Ended
Jun. 30, 2026
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENTS

NOTE 4: - FAIR VALUE MEASUREMENTS

In accordance with ASC No. 820, the Company measures its marketable securities, foreign currency derivative instruments and money market funds at fair value. Money market funds are classified within Level 1. This is because these assets are valued using quoted market prices. Foreign currency derivative contracts and Available-for-sale marketable securities are classified within Level 2. This is because these assets are valued using alternative pricing sources and models utilizing market observable inputs.

The Company's financial instruments on June 30, 2026, and December 31, 2025, consisted of cash and cash equivalents, bank deposits, trade and other accounts receivable, other current assets and trade and other payables. The carrying amounts of the financial instruments, approximate fair value due to their short maturity.

The Company's financial net assets measured at fair value on a recurring basis, including accrued interest components, consisted of the following types of instruments as of June 30, 2026 and December 31, 2025, respectively:

	As of June 30, 2026
	Fair value measurements using input type
	Level 1	Level 2	Level 3	Total
Assets:
Money market funds -cash equivalent	$5,277	$-	$-	$5,277
Available-for-sale marketable securities	-	57,345	-	57,345
Foreign currency derivative contracts	-	1,579	-	1,579

Total financial assets	$5,277	$58,924	$-	$64,201

	As of December 31, 2025
	Fair value measurements using input type
	Level 1	Level 2	Level 3	Total
Assets:
Money market funds -cash equivalent	$201	$-	$-	$201
Available-for-sale marketable securities	-	48,663	-	48,663
Foreign currency derivative contracts	-	2,654	-	2,654

Total financial assets	$201	$51,317	$-	$51,518